UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

OMNIAMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34605	27-0983595
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1320 South University Drive, Suite 900, Fort Worth, Texas		76107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 367-4640

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of OmniAmerican Bancorp, Inc. (“OmniAmerican”) approved the award of bonuses (the “Bonuses”) to certain of its executive officers contingent on the closing of the merger of OmniAmerican with Omega Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Southside Bancshares, Inc. (“Southside”), as contemplated by the previously announced Agreement and Plan of Merger, dated as of April 28, 2014, by and among Southside, Merger Sub and OmniAmerican (the “Merger”).

Contingent on the closing of the Merger, the Bonuses will be paid on the closing date to the following executive officers in the following amounts: (i) Tim Carter, President and Chief Executive Officer -- $100,000; (ii) Anne Holland, Senior Executive Vice President and Chief Lending Officer -- $50,000; (iii) Deborah B. Wilkinson, Senior Executive Vice President and Chief Financial Officer -- $30,000; and T.L. Arnold, Senior Executive Vice President and Chief Credit Officer -- $30,000.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of OmniAmerican may be considered to be "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. These statements may include words such as "expect," "estimate," "project," "anticipate," "appear," "believe," "could," "should," "may," "likely," "intend," "probability," "risk," "target," "objective," "plans," "potential," and similar expressions. Forward-looking statements are statements with respect to OmniAmerican’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Southside’s or OmniAmerican’s actual results, respectively, to differ materially from the results discussed in the forward-looking statements. For example, statements about the Merger, including future financial and operating results, Southside’s and OmniAmerican’s plans, objectives, expectations and intentions, the expected timing of completion of the merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to obtain the requisite Southside and OmniAmerican shareholder approval; (ii) the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; (iii) the risk that a condition to the closing of the merger may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) liquidity risk affecting Southside’s and OmniAmerican’s abilities to meet its obligations when they come due.

Additional information concerning Southside and OmniAmerican and their respective businesses, including additional factors that could materially affect their respective financial results, is included in each of Southside’s and OmniAmerican’s Annual Report on Form 10-K for the year ended December 31, 2013 under "Business" and Item 1A. "Risk Factors," and in Southside’s and OmniAmerican’s other filings with the Securities and Exchange Commission (the “SEC”). Except as required by law, each of Southside and OmniAmerican disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Additional Information About the Proposed Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Southside and OmniAmerican, Southside will file with the SEC a Registration Statement on Form S-4, which will include a joint proxy statement of Southside and OmniAmerican and will constitute a prospectus. After the registration statement is declared effective by the SEC, Southside and OmniAmerican will deliver a definitive joint proxy statement/prospectus to their respective shareholders. SOUTHSIDE AND OMNIAMERICAN URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain (when available) copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from: (i) Southside’s website (www.southside.com) under the tab “Investor Relations,” and then under the tab “Documents”; (ii) Southside upon written request to Corporate Secretary, P.O. Box 8444, Tyler, Texas 75711; (iii) OmniAmerican’s website (www.omniamerican.com) under the tab “Investor Relations,” and then under the tab “SEC Filings”; or (iv) OmniAmerican upon written request to Keishi High at 1320 South University Drive, Suite 900, Fort Worth, Texas 76107.

Participants in the Solicitation

Southside, OmniAmerican and their respective directors and executive officers may be considered participants in the solicitation of proxies from Southside and OmniAmerican shareholders in connection with the proposed merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Southside and OmniAmerican shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the joint proxy statement/prospectus that will be filed with the SEC. You can find information about Southside’s directors and executive officers in Southside’s definitive proxy statement filed with the SEC on March 14, 2014 for its 2014 Annual Meeting of Shareholders, as amended. You can find information about OmniAmerican’s directors and executive officers in OmniAmerican’s definitive proxy statement filed with the SEC on April 16, 2014 for its 2014 Annual Meeting of Shareholders. Additional information about Southside’s directors and executive officers and OmniAmerican’s directors and executive officers will also be set forth in the above-referenced preliminary Registration Statement on Form S-4 to be filed with the SEC. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You can obtain, when available, free copies of these documents from Southside and OmniAmerican using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniAmerican Bancorp, Inc.

DATE: April 30, 2014	By:	/s/ Deborah B. Wilkinson
Deborah B. Wilkinson
Senior Executive Vice President and Chief Financial Officer